                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event report)               31-May-96


                   The Money Store Inc. (as Representative) and Transworld Insurance Company d/b/a Educaid (as Seller) under a First Supplemental Sale and Servicing Agreement, dated as of December 27, 1995 providing for the issuance of ClassNotes Trust 1995-1 (f/k/a Education Loan Alliance 1995-1), Asset Backed Notes, Series 1995-2



                    The Money Store Inc., as Representative
                    ---------------------------------------
             Transworld Insurance Company d/b/a Educaid, As Seller
- --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


      New Jersey                                       22-2293022
      ----------                                       ----------
      Arizona                   33-89200               86-0255348
      ----------                --------               ----------
      State or other          (Commission             (IRS Employer
      jurisdiction of          File Number)            ID Number)
      incorporation)


      2840 Morris Avenue, Union, New Jersey 07083
      -------------------------------------------
      (Address of principal executive officer)


      Registrant's Telephone Number,
      including area code:                 908-686-2000
                                           ------------


                                      n/a
       -----------------------------------------------------------
      (Former name or former address, if changed since last report)

Item 5  Other Events
        ------------



      Attached herein as Annex A is a copy of the Monthly Statement sent to Class A-5 Noteholders with respect to the following Distribution Dates:




      A-5........................................................     31-May-96
                                                                          &
                                                                      07-Jun-96

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                      CLASSNOTES TRUST 1995-I


                                      THE MONEY STORE INC., Representative
                                      TRANS-WORLD INSURANCE COMPANY, Seller




                                      By: /s/ Harry Puglisi
                                          --------------------------------
                                      Name:  Harry Puglisi
                                      Title: Treasurer
                                             of The Money Store Inc. and
                                             Trans-World Insurance Company
                                                     d/b/a Educaid



Dated:  June 12, 1996

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083


                           CLASSNOTES TRUST 1995 - I

Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

CLASS A-5                       Determination Date                05/28/96
Cusip # 182743ABO               Distribution Date                 05/31/96
                                Record Date                       05/29/96

(i) Amount of Principal being paid or distributed in respect of the Notes

               CLASS A-5 NOTES                                                                     0.00
               Per $50,000 original principal amount of the Notes                              0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

               CLASS A-5 NOTES                                                                98,011.67
               Per $50,000 original principal amount of the Notes                             52.694444


(iii)      (A)  Amount of Noteholders' Auction Rate
                  Interest Carryover being paid or distributed in respect of the Notes

               CLASS A-5 NOTES                                                                     0.00
               Per $50,000 original principal amount of the Notes                              0.000000

           (B)  Remaining Amount of Noteholders' Auction
                  Rate Interest Carryover to be paid or distributed in respect of the Notes

               CLASS A-5 NOTES                                                                     0.00
               Per $50,000 original principal amount of the Notes                              0.000000


(iv)       Pool Balance at end of preceding Collection Period                            520,790,424.87


(v)        Outstanding Principal amount after giving effect to
            distributions on this Note Distribution Date:

                  CLASS A-5 NOTES                                                         93,000,000.00


(vi)       Applicable Interest Rate:
               (a)   In general:
                       1.  Auction Rate for the prior Interest Period:

                           CLASS A-5 NOTES
                               PERIOD 1                                                          5.3500%
                               PERIOD 2                                                          5.3500%
                               PERIOD 3                                                          5.3470%
                             CURRENT RATE     (Based on Auction)                                 5.4200%

                       2.  NET LOAN RATE
                               PERIOD 1                                                          6.4700%
                               PERIOD 2                                                          6.5950%
                               PERIOD 3                                                          6.6200%

               (b)   Amount of Interest that would have been paid
                      on such Note Distribution Date if Interest was
                      calculated instead based on the Net Loan Rate                          119,711.67

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                        31,886.46
               Per $50,000 original principal amount of the Notes                             17.143258

            (b)   Service Fee Carryover for related Collection Period
                    1.  Distributed                                                                0.00
               Per $50,000 original principal amount of the Notes                              0.000000

                    2.  Remaining Balance                                                          0.00
               Per $50,000 original principal amount of the Notes                              0.000000


(viii)     Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                                         1,162.50
               Per $50,000 original principal amount of the Notes                              0.625000

                    2.  Auction Agent Fee  (Pro Rata)                                         21,422.29
               Per $50,000 original principal amount of the Notes                             11.517361

                    3.  Indenture Trustee Fee  (Pro Rata)                                          0.00
               Per $50,000 original principal amount of the Notes                              0.000000

                    4.  Eligible Lender Trustee Fee  (Pro Rata)                                  675.09
               Per $50,000 original principal amount of the Notes                              0.362950

                    5.  Surety Provider Fee  (Pro Rata)                                        6,807.08
               Per $50,000 original principal amount of the Notes                              3.659722


(ix)       Amount of payments to the Surety Provider in
            reimbursement of prior draws under any Note
            Surety Bond or the Certificate Surety Bond                                             0.00

(x)        Aggregate amount of Realized losses for the
            related Collection period                                                              0.00

(xi)       Aggregate amount received with respect to Financed
            Student Loans for which Realized Losses were
            allocated previously                                                                   0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                      in the Reserve Account                                                       0.00

            (b)     Amount of any other withdrawals from the Reserve
                      Account for such Distribution Date                                           0.00

            (c)      Amount in the Reserve Account                                         2,072,485.42


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
            such draw)                                                                             0.00


(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                   deposit in the Pre-Funding Account                                              0.00

         (b)     Amount in the Pre-Funding Account                                        27,007,384.54

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
           Additional Financed Student Loans during the preceding collection
           period                                                                                  0.00

(xvi)    Amount in the Pre-Funding Account at the end of the Funding Period
           to be distributed as a payment of principal in respect of:

               (a) CLASS A-1 NOTES                                                                 0.00
               (b) CLASS A-1 NOTES (Only if Class___ Notes
                     have been paid in full)                                                       0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
           the preceding collection period.                                                        0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                     3,544,009.55
                 Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                     2,000,553.91
                 Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days                    2,652,763.55
                 Delinquent

          (d)  Number of Financed Student Loans that are more than 181                       349,166.02
                 days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
                 awaiting payment                                                            241,480.90

(xix)     Parity Percentage            Numerator               581,313,208.67
                                                               --------------
            as of 04/30/96            Denominator              576,630,627.90                   100.81%

(xx)      Excess of amounts deposited into the Collection
            Account with respect to the sale by the Trust of
            Serial Loans over the aggregate Purchase amount
            of such loans (such excess to be distributed to
            Student Holdings)                                                                  2,222.13

(xxi)     Amount of Additional Principal Payments, if any, made on
            such Distribution Date                                                                 0.00



The Money Store, Inc.



By: /s/ Harry Puglisi
   _________________
   Harry Puglisi
   Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083


                           CLASSNOTES TRUST 1995 - I

Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

CLASS A-5                       Determination Date                06/03/96
Cusip # 182743ABO               Distribution Date                 06/07/96
                                Record Date                       06/05/96

(i) Amount of Principal being paid or distributed in respect of the Notes

               CLASS A-5 NOTES                                                                     0.00
               Per $50,000 original principal amount of the Notes                              0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

               CLASS A-5 NOTES                                                                98,192.50
               Per $50,000 original principal amount of the Notes                             52.791667


(iii)      (A)  Amount of Noteholders' Auction Rate
                  Interest Carryover being paid or distributed in respect of the Notes

               CLASS A-5 NOTES                                                                     0.00
               Per $50,000 original principal amount of the Notes                              0.000000

           (B)  Remaining Amount of Noteholders' Auction
                  Rate Interest Carryover to be paid or distributed in respect of the Notes

               CLASS A-5 NOTES                                                                     0.00
               Per $50,000 original principal amount of the Notes                              0.000000


(iv)       Pool Balance at end of preceding Collection Period                            520,790,424.87


(v)        Outstanding Principal amount after giving effect to
            distributions on this Note Distribution Date:

                  CLASS A-5 NOTES                                                         93,000,000.00


(vi)       Applicable Interest Rate:
               (a)   In general:
                       1.  Auction Rate for the prior Interest Period:

                           CLASS A-5 NOTES
                               PERIOD 1                                                          5.3500%
                               PERIOD 2                                                          5.3470%
                               PERIOD 3                                                          5.4200%
                             CURRENT RATE     (Based on Auction)                                 5.4300%

                       2.  NET LOAN RATE
                               PERIOD 1                                                         6.4700%
                               PERIOD 2                                                         6.5950%
                               PERIOD 3                                                         6.6200%

               (b)   Amount of Interest that would have been paid
                      on such Note Distribution Date if Interest was
                      calculated instead based on the Net Loan Rate                          120,435.00

(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                        31,886.46
               Per $50,000 original principal amount of the Notes                             17.143258

            (b)   Service Fee Carryover for related Collection Period
                    1.  Distributed                                                                0.00
               Per $50,000 original principal amount of the Notes                              0.000000

                    2.  Remaining Balance                                                          0.00
               Per $50,000 original principal amount of the Notes                              0.000000


(viii)     Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                                         1,162.50
               Per $50,000 original principal amount of the Notes                              0.625000

                    2.  Auction Agent Fee  (Pro Rata)                                         21,422.29
               Per $50,000 original principal amount of the Notes                             11.517361

                    3.  Indenture Trustee Fee  (Pro Rata)                                          0.00
               Per $50,000 original principal amount of the Notes                              0.000000

                    4.  Eligible Lender Trustee Fee  (Pro Rata)                                  675.09
               Per $50,000 original principal amount of the Notes                              0.362950

                    5.  Surety Provider Fee  (Pro Rata)                                        6,807.08
               Per $50,000 original principal amount of the Notes                              3.659722


(ix)       Amount of payments to the Surety Provider in
            reimbursement of prior draws under any Note
            Surety Bond or the Certificate Surety Bond                                             0.00

(x)        Aggregate amount of Realized losses for the
            related Collection period                                                              0.00

(xi)       Aggregate amount received with respect to Financed
            Student Loans for which Realized Losses were
            allocated previously                                                                   0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                      in the Reserve Account                                                       0.00

            (b)     Amount of any other withdrawals from the Reserve
                      Account for such Distribution Date                                           0.00

            (c)      Amount in the Reserve Account                                         2,072,485.42


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
            such draw)                                                                             0.00

(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                     deposit in the Pre-Funding Account                                            0.00

           (b)     Amount in the Pre-Funding Account                                      27,007,384.54

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
           Additional Financed Student Loans during the preceding collection
           period                                                                                  0.00

(xvi)    Amount in the Pre-Funding Account at the end of the Funding Period
           to be distributed as a payment of principal in respect of:

               (a) CLASS A-1 NOTES                                                                 0.00
               (b) CLASS A-1 NOTES (Only if Class___ Notes
                     have been paid in full)                                                       0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
           the preceding collection period.                                                        0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                     3,544,009.55
                 Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                     2,000,553.91
                 Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days                    2,652,763.55
                 Delinquent

          (d)  Number of Financed Student Loans that are more than 181                       349,166.02
                 days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
                 awaiting payment                                                            241,480.90

(xix)     Parity Percentage            Numerator               581,313,208.67
                                                               --------------
          as of 04/30/96              Denominator              576,630,627.90                   100.81%

(xx)      Excess of amounts deposited into the Collection
            Account with respect to the sale by the Trust of
            Serial Loans over the aggregate Purchase amount
            of such loans (such excess to be distributed to
            Student Holdings)                                                                  2,222.13

(xxi)     Amount of Additional Principal Payments, if any, made on
            such Distribution Date                                                                 0.00



The Money Store, Inc.



By: /s/ Harry Puglisi
    _________________
    Harry Puglisi
    Treasurer